[LOGO GRAPH]

PROSPECTUS

December 1, 2002

Alpha Analytics Value Fund

1901 Avenue of the Stars, Suite 1100

Los Angeles, CA 90067

FOR INFORMATION

Shareholder Services and Requests:

Toll Free: 877-ALPHA40 (877-257-4240)

www.AlphaAnalytics.com

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

RISK/RETURN SUMMARY

COSTS OF INVESTING IN THE FUND

HOW TO BUY AND SELL SHARES IN THE FUND

HOW TO BUY SHARES

HOW TO SELL SHARES

THE PRICE OF SHARES

DIVIDENDS, DISTRIBUTIONS AND TAXES

MANAGEMENT OF THE FUND

INFORMATION ABOUT INVESTMENTS

FINANCIAL HIGHLIGHTS

PRIVACY POLICY

FOR MORE INFORMATION

RISK/RETURN SUMMARY

Investment Objective

     The investment objective of the Fund is long-term capital appreciation.

Principal Strategies

     The Fund pursues a relative-value philosophy, investing in stocks of quality companies that are attractively priced relative to the market. The Fund invests primarily in common stocks of well established, relatively large U.S. companies (those with a market capitalization above $1 billion). The Fund's sub-adviser looks for financially strong companies:

•

Experiencing positive developments that the market has not yet recognized

•

Selling at historically low prices

•

Having seasoned management

•

Enjoying product or market advantages

     While it is anticipated that the Fund will diversify its investments across a range of industry sectors, certain sectors are likely to be overweighted compared to others, because the sub-adviser seeks the best investment opportunities regardless of sector. The Fund may, for example, be overweighted at times in the technology sector or the telecommunications sector or both. The sectors in which the Fund may be overweighted will vary at different points in the economic cycle.

Social Limitations on Companies Invested In:

     The Fund will not invest in companies

•

that obtain more than 4% of their gross revenues from the manufacture of tobacco products, or

•

companies that own directly more than a 4% interest in or operate nuclear power plants.

Principal Risks of Investing in the Fund

•

Management Risk.  The sub-adviser’s value-oriented approach may fail to produce the intended results.

•

Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.

•

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

•

Volatility Risk. Common stocks tend to be more volatile than other investment choices. The value of an individual company can be more volatile than the market as a whole. This volatility affects the value of the Fund's shares.

•

Sector Risk. If the Fund's portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact  on the Fund than a fund that is not overweighted in that sector. For example, the Fund may have a greater concentration in technology companies and/or telecommunications companies, and significant weakness in either sector could result in significant losses to the Fund. Technology and telecommunications companies may be significantly affected by falling prices and profits and intense competition, and their products may be subject to rapid obsolescence. Changes in governmental policies, such as telephone and cable regulations and anti-trust enforcement, may have a material effect on the products and services of these companies. In addition, the rate of technological change often requires extensive and sustained investment in research and development. It is likely that some of today's public companies that are benefiting from the growth of the Internet and other new technologies will not exist in the future. The price of these stocks is based on projections of future earnings and company growth. If a company does not perform as expected, the price of the stock could decline significantly. Many companies that seek to benefit from the new economy are currently operating at a loss and may never be profitable.

•

Portfolio Turnover Risk. The Fund does not intend to purchase or sell securities for short-term trading purposes. However, if the objectives of the Fund would be better served, short-term profits or losses may be realized from time to time. To the extent the Fund has high portfolio turnover, it will generally incur higher brokerage commissions than those incurred by a fund with a lower portfolio turnover rate, and the higher turnover rate may result in the realization for federal tax purposes of more net capital gains, which may be ordinary income. These factors may negatively affect the Fund's performance.

•

The Fund is not a complete investment program. As with any mutual fund  investment, the Fund's returns will vary, and you could lose money.

Is This Fund Right for You?

     The Fund may be suitable for:

•

Long-term investors seeking a fund with a value investment strategy

•

Investors willing to accept price fluctuations in their investment

•

Investors who can tolerate the risks associated with common stock investments

How the Fund has Performed

     The bar chart and performance table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year since the Fund's inception. The performance table shows how the Fund's average annual total returns compare over time to those of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of its future performance.

[GRAPH]

     During the period shown, the highest return for a quarter was 29.96% (4th quarter, 1999); and the lowest return was -12.99% (3rd quarter, 2001).

     *The Fund's year-to-date return as of September 30, 2002 was -24.59%.

Average Annual Total Returns for the Periods Ended 12/31/01:

	One Year	Since Inception[1]
The Fund
Return Before Taxes	3.81%	17.22%
Return After Taxes on Distributions[2]	3.70%	14.27%
Return After Taxes on Distributions and Sale of Fund Shares[2]	2.25%	12.73%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	-11.88%	-2.22%

______________________

1 January 1, 1999

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

COSTS OF INVESTING IN THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder Fees

                (fees paid directly from your investment)

        Maximum Sales Charge (Load) Imposed on Purchases

NONE

        Maximum Deferred Sales Charge (Load)

NONE

        Redemption Fee (as a % of the amount redeemed)

NONE

        Exchange Fees

NONE

        Annual Fund Operating Expenses

                (expenses that are deducted from Fund assets)

        Management Fees

1.50%

        Distribution (12b-1) Fees

NONE

        Other Expenses

0.21%

        Total Annual Fund Operating Expenses

1.71%

        Fee Waiver and Expense Reimbursement1

(0.41)%

        Net Expenses

(after fee waiver and expense reimbursement)

1.30%

_______________________________

1. Through November 30, 2003, the adviser has contractually agreed to waive 0.20% of average net assets from its fees, so that the management fee of the Fund will be 1.30% of average daily net assets, and the adviser has contractually agreed to pay the fees and expenses of the non-interested person Trustees.

Expense Example

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated,  reinvestment of dividends and distributions, 5% annual total return, constant operating expenses (except for reimbursement reflected in the first year), and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs would be:

1 Year

3 Years

 5 Years

 10 Years

Value Fund

 $132

   $412

    $713

   $1,568

HOW TO BUY AND SELL SHARES IN THE FUND

     The Fund and the transfer agent, Mutual Shareholder Services, LLC,  can be contacted at the same mailing address and telephone numbers. If you need additional information on how to buy or sell shares in the Fund, please contact:

Mail:

Phone:

Alpha Analytics Value Fund

(877) 257-4240

c/o Mutual Shareholder Services,  LLC

8869 Brecksville Road, Suite C

Brecksville, OH  44141

     You may also buy or sell shares through a retirement account, an investment professional or other intermediary.  If you invest through a retirement account, or an investment professional or other intermediary, the procedures for buying and selling shares of the Fund may differ.  Additional fees may also apply to your investment in the Fund, including a transaction fee if you buy or sell shares of the Fund through a broker-dealer, investment professional or other intermediary.

HOW TO BUY SHARES

     Initial Purchase.  The minimum initial investment for the Fund is $2,500 ($2,000 for an IRA or other tax-sheltered retirement plan; $1,000 if you elect to use the Automatic Investment Plan (see below)). Investors choosing to purchase or redeem their shares through a broker-dealer or other institution may be charged a fee by that institution. Investors choosing to purchase or redeem shares directly from the Fund will not incur charges on redemptions.

     By Mail -You may make a direct initial investment by following these three steps:

     1)   Complete and sign the investment application form which accompanies this Prospectus (subject to the minimum amounts);

     2)   Draft a check made payable to “Alpha Analytics Value Fund”;

3)  Mail the application, check and any letter of instruction to the transfer agent at the mailing address listed below. If you prefer overnight delivery, use the overnight address listed below.

Mail:

Overnight::

Alpha Analytics Value Fund

Alpha Analytics Value Fund

c/o Mutual Shareholder Services, LLC.

c/o Mutual Shareholder Services, LLC.

8869 Brecksville Road, Suite C

8869 Brecksville Road, Suite C

Brecksville, OH  44141

Brecksville, OH  44141

     Your purchase of shares of the Fund will be effected at the next share price calculated after receipt of your investment.

     By Wire - You may purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call the transfer agent at (877) 257-4240 to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then, provide your bank with the following information for purposes of wiring your investment:

U.S. Bank, N.A.

         (425 Walnut Street, Cincinnati, OH  45202)

ABA #0420-0001-3

Account:  Alpha Analytics Value Fund

Acct #488-922-568

For further credit to: _______________

          (write in shareholder name)

For Account # _____________________

           (write in shareholder account number)

     You must mail a completed application to the transfer agent after opening an account by wire transfer. Wire orders will be accepted only on a day on which the Fund and the custodian bank are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the custodian bank. There is presently no fee for the receipt of wired funds, but the Fund may charge a fee in the future.

Additional Investments

     You may purchase additional shares of the Fund at any time by mail, wire or automatic investment. The minimum subsequent investment is $250 ($100 for the Automatic Investment Plan). These minimums may be waived or reduced by the adviser for accounts participating in an automatic investment program, or for other reasons. Each additional purchase request must contain:

•

Your name;

•

Name of your account(s);

•

Account number(s);

•

Name of the Fund.

     Checks should be made payable to “Alpha Analytics Value Fund” and sent to the addresses listed above. A bank wire should be sent as outlined above. ACH (Automatic Clearing House) transactions should be established in advance by contacting the transfer agent.

Automatic Investment Option

     You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly or bimonthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase or terminate this automatic investment program at any time.

Tax-Sheltered Retirement Plans

     Since the Fund is oriented to longer-term investments, shares of the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including:

•

Individual retirement plans ("IRAs");

•

Simplified employee pensions ("SEPs");

•

SIMPLE plans;

•

401(k) plans;

•

Qualified corporate pension and profit sharing plans (for employees);

•

Tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations);

•

Other qualified retirement plans.

     You should contact the transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Consultation with an attorney or tax adviser regarding these plans is advisable. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the transfer agent about the IRA custodial fees.

Other Purchase Information

     The Fund may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in any Alpha Analytics fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in any Alpha Analytics fund.

HOW TO SELL SHARES

     You may sell shares in the Fund by mail or telephone. The proceeds of the sale may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your sale. You may receive the proceeds from the sale in the form of a check or federal wire transfer.

     For sales in excess of $50,000, the Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Fund, a shareholder may be required to furnish additional legal documents to insure proper authorization.

     By Mail  - Your request for a sale should be addressed to the Alpha Analytics Value Fund,  c/o Mutual Shareholder Services, LLC, 8869 Brecksville Road, Suite C,  Brecksville, OH  44141, and must include:

•

Your letter of instruction;

•

The Fund name;

•

Account number(s);

•

Account name(s);

•

The dollar amount or the number of shares you wish to sell.

     All registered share owner(s) must sign this request in the exact name(s) and any special capacity in which they are registered. For joint accounts with right of survivorship, only one signature is required for withdrawal.

     By Telephone - To redeem shares by phone, you must first complete the normal telephone redemption section of the investment application. You may sell shares on any business day the New York Stock Exchange is open by calling the transfer agent at (877) 257-4240 before 4:00 p.m. Eastern time. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures will include requiring a form of personal identification from the caller. Sale proceeds will be mailed or wired at the shareholder's direction to the designated account. The minimum amount that may be wired is $1,000. Wire charges of $10 will be deducted from sales proceeds.

     By using the telephone redemption privileges, a shareholder authorizes the Fund to act upon the instruction of any person by telephone it believes to be the shareholder. By telephone, the shareholder may sell shares from the account and transfer the proceeds to the address of record or the bank account designated. The Fund and the transfer agent are not liable for following instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. The Fund may change, modify or terminate the telephone redemption privilege at any time.

     Additional Information.  If you are not certain of the requirements for redemption, please call the transfer agent at (877) 257-4240. Sale requests specifying a certain date or share price cannot be accepted and will be returned. If you invest by wire, you may sell your shares on the first business day following such purchase. However, if you invest by a personal, corporate, cashier's or government check, the sales proceeds will not be paid until your investment has cleared the bank, which normally may take up to 15 calendar days.  If the Fund has not yet collected payment for the shares you are selling, it may delay sending proceeds for up to eight business days or until it has collected payment.

     When the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend sales of Fund shares or postpone payment dates. If you are unable to accomplish your transaction by telephone (for example, during times of unusual market activity), consider sending your order by express mail to the Fund.

     Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may ask you to increase your balance if your account falls below $2,500. If it is still below $2,500 after 30 days, the Fund may close your account and send you the proceeds. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. In addition, all shares of the Fund are subject to involuntary sale if the Board of Trustees determines to liquidate the Fund. An involuntary sale will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

THE PRICE OF SHARES

     The price you pay for your shares is based on the Fund's net asset value per share ("NAV"). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

     The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.

     Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     Dividends and Distributions.  The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders on an annual basis. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of long-term capital gains.

     Taxes. In general, selling shares of the Fund, as well as receiving distributions (whether reinvested or taken in cash), are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. Because distributions of long-term capital gains are subject to capital gains taxes, regardless of how long you have owned your shares, you may want to avoid making a substantial investment when the Fund is about to make a taxable distribution.

     After the close of the calendar year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

     The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax adviser about your investment.

MANAGEMENT OF THE FUND

     Alpha Analytics Investment Group, LLC, 1901 Avenue of the Stars, Suite 1100, Los Angeles, CA 90067 serves as investment adviser to the Fund. The adviser was established in July 1998 and is controlled by Robert E. Gipson. Mr.Gipson is an attorney (of counsel at Gipson, Hoffman & Pancione), an officer of Corporate Management Group, Inc. (a business and financial consulting company) and serves as an officer or director of various public and non-public companies.

     The adviser has entered into a sub-advisory agreement with Cambiar Investors, LLC, 2401 E. Second Avenue, #400, Denver, CO  80206 ("Cambiar") to serve as the sub-adviser of the Fund. Cambiar, a Delaware limited liability company, was formed in 2001. Cambiar provides investment management services to corporations, foundations, endowments, pension and profit-sharing plans, trusts, estates and other institutions and individuals. As of September 30, 2002, Cambiar Investors LLC had approximately $1.695 billion in assets under management. A committee at Cambiar makes the investment decisions of the Fund, which is primarily responsible for the day-to-day management of the Fund's portfolio. The adviser has agreed to pay Cambiar a sub-advisory fee equal to an annual average rate of 0.50% of the average daily net assets of the Fund.

     For the fiscal year ended July 31, 2002, the Fund paid the adviser a fee equal to 1.30% of its average daily net assets.

INFORMATION ABOUT INVESTMENTS

     In addition to its principal investment strategies, the Fund's portfolio may use the investment strategies described below. It may also employ investment practices that this Prospectus does not describe, such as investing in other equity securities, foreign securities, futures and options, short sales, repurchase agreements, when-issued and delayed-delivery securities, borrowing and other techniques. For information concerning these investment practices and their risks, you should read the Fund's Statement of Additional Information (SAI).

     American Depositary Receipts.  The Fund may invest up to 25% of its assets in foreign equity securities by purchasing American Depositary Receipts ("ADRs").  ADRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying securities in their national markets and currencies.

GENERAL

     The investment objective of the Fund may be changed without shareholder approval.

      From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, securities of other no-load mutual funds or repurchase agreements. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objectives.

FINANCIAL HIGHLIGHTS

       The following tables are intended to help you better understand the financial performance of the Fund since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available upon request.

                              For the Period Ended July 31,

	2002	2001	2000	1999(1)

Net asset value, beginning of period ...........	$13.68	$14.24	$ 11.92	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.00	0.01	(0.04)	0.01
Net realized and unrealized gain (loss) on investments	(2.65)	1.84	2.95	1.91
Total from investment operations	(2.65)	1.85	2.91	1.92

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.02)	0.00	(0.01)	0.00

Distribution from realized gains from security transactions	(0.04)	(2.41)	(0.58)	0.00
Total distributions	(0.06)	(2.41)	(0.59)	0.00

Net asset value, end of period	$10.97	$13.68	$14.24	$11.92

Total return	(19.46%)	13.93%	24.94%	19.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$7,197	$5,638	$4,549	$2,385
Ratio of expenses to average net assets, before reimbursement	1.71%	1.74%	1.78%	2.45%(2)
Ratio of expenses to average net assets, net of reimbursement	1.30%	1.30%	1.30%	1.30%(2)
Ratio of net investment income (loss) to average net assets, before reimbursement	(0.40)%	(0.34)%	(0.76)%	(1.03)%(2)
Ratio of net investment income (loss) to average net assets, net of reimbursement	0.01%	0.10%	(0.27)%	0.12%(2)
Portfolio turnover rate	156.16%	88.06%	101.54%	32.98%

----------------------------

(1)

From commencement of operations on January 1, 1999 through July 31, 1999

(2)

Ratios for this period of operations are annualized

PRIVACY POLICY

       The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

       Categories of Information the Fund Collects.  The Fund collects the following nonpublic personal information about you:

•

Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•

Information about your transactions with the Fund, their affiliates, or  others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

       Categories of Information the Fund Discloses.  The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

       Confidentiality and Security.  The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

INVESTMENT ADVISER

INVESTMENT SUB-ADVISER

Alpha Analytics Investment Group, LLC

Cambiar Investors, LLC

1901 Avenue of the Stars, Suite 1100

2401 E. Second Ave. #400

Los Angeles, CA 90067

Denver, CO  80206

LEGAL COUNSEL

INDEPENDENT AUDITORS

Thompson Hine, LLP

McCurdy & Associates CPA's, Inc.

312 Walnut Street, 14th Floor

27955 Clemens Road

Cincinnati, Ohio 45202

Westlake, Ohio 44145

CUSTODIAN

DISTRIBUTOR

U.S. Bank, N.A.

Quasar Distributors, LLC

425 Walnut Street, M.L. 6118

615 East Michigan Street

Cincinnati, Ohio 45202

Milwaukee, WI  53202

TRANSFER AGENT (ALL PURCHASES

AND ALL REDEMPTION REQUESTS)

Mutual Shareholder Services, LLC

8869 Brecksville Road, Suite C

Brecksville, OH  44141

FOR MORE INFORMATION

     Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), incorporated by reference into this Prospectus, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund's performance results as of the Fund's latest semi- annual or annual fiscal-year end.

     Call the Fund toll free at (877) 257-4240 to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

     You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission ("SEC") Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

     Investment Company Act # 811-8061

FOR INFORMATION

Shareholder Services and Requests:

Toll Free: 877-ALPHA40

 (877-257-4240)

 www.AlphaAnalytics.com

ALPHA ANALYTICS INVESTMENT TRUST

ALPHA ANALYTICS VALUE FUND

STATEMENT OF ADDITIONAL INFORMATION

December 1, 2002

This Statement of Additional Information ("SAI") is not a prospectus.  It should be read in conjunction with the Prospectus of the Alpha Analytics Value Fund dated December 1, 2002. This SAI incorporates by reference the Fund's annual report to shareholders for the fiscal year ended July 31, 2002. A free copy of the Prospectus or annual report can be obtained by writing the transfer agent at Mutual Shareholder Services, LLC, at 8869 Brecksville Road, Suite C, Brecksville, Ohio 44141, or by calling 1-877-257-4240.

TABLE OF CONTENTS

PAGE

DESCRIPTION OF THE TRUST AND FUND

2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK

   CONSIDERATIONS

4

INVESTMENT LIMITATIONS

6

INVESTMENT ADVISORY ARRANGEMENTS

8

TRUSTEES AND OFFICERS

9

PORTFOLIO TRANSACTIONS AND BROKERAGE

11

DETERMINATION OF SHARE PRICE

12

TAX STATUS

13

INVESTMENT PERFORMANCE

14

CUSTODIAN

15

TRANSFER AGENT

16

ACCOUNTANTS

16

DISTRIBUTOR

16

FINANCIAL STATEMENTS

16

DESCRIPTION OF THE TRUST AND FUND

The Alpha Analytics Value Fund (the "Value Fund") was organized as a diversified series of Alpha Analytics Investment Trust (the "Trust") on August 6, 1998. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 6, 1998 (the "Trust Agreement") and, as of that date, had no prior history. The Trust Agreement permits the Board of Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund commenced operations on January 1, 1999.

The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns.  All shares of the Fund have equal voting rights and liquidation rights. The Trustees can amend the Trust Agreement, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected.

As of November 20, 2002 the following persons may be deemed to have beneficially owned five percent (5%) or more of the Fund:

NAME/ADDRESS

PERCENTAGE

Charles Schwab & Co., Inc.

41.48%

Special Custody Account FBO Customers

101 Montgomery Street

San Francisco, CA  94104

Wildwood Enterprises Profit Sharing Plan

28.11%

Attn: Trust Opr/Mutual Funds

P.O. Box 60520

Los Angeles, CA  90060-0520

Robert Gipson

14.40%1

1901 Ave. of the Stars

Suite 1100

Los Angeles, CA  90067

National Financial Services

8.25%

5th Floor  200 Liberty Street

One World Financial Center

New York NY  10281

1 A portion (4.66%) of Robert Gipson's beneficial ownership percentage is also included in the Charles Schwab & Co. beneficial ownership percentage.

As of November 20, 2002, Wildwood Enterprises Profit Sharing Plan may be deemed to control the Fund, and would control the outcome of any proposal submitted to the shareholders for approval.  As of November 20, 2002 the Trustees and officers, as a group, beneficially owned 17.09% of the Fund.

For information concerning the purchase and redemption of shares of the Fund, see "How To Buy, Sell And Exchange Shares In The Fund," "How to Buy Shares" and "How to Sell Shares" in the Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "The Price of Shares" in the Prospectus and "Determination of Share Price" in this SAI.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques they may use (see the Prospectus, "Information About Investments").

A. FOREIGN SECURITIES. The Fund may invest up to 25% of its assets in foreign equity securities by purchasing American Depository Receipts ("ADRs"). ADRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution.  They are alternatives to the direct purchase of the underlying securities in their national markets and currencies. To the extent that the Fund does invest in foreign securities, such investments may be subject to special risks. Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. In addition, there may be less information publicly available about a foreign company then about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.  Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

B. EQUITY SECURITIES. Equity securities include common stock, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

C. OPTION TRANSACTIONS. The Fund may invest up to 15% of its net assets in option transactions involving individual securities and market indices. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indices. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Options on securities which the Fund sells (writes) will be covered or secured, which means that it will own the underlying security (for a call option) or will segregate with the Fund's custodian high quality liquid debt obligations equal to the option exercise price (for a put option), or (for an option on a stock index) will hold a portfolio of securities substantially replicating the movement of the index, or, to the extent it does not hold such a portfolio, will maintain a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option marked to market daily. When the Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. government obligations or to deposit liquid high quality debt obligations in a separate account with the custodian.

The purchase and writing of options involves certain risks; for example, the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement, as well as (in the case of options on a stock index) exposure to indeterminate liability. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a covered put option, it will receive a premium, but it will assume the risk of loss should the price of the underlying security fall below the exercise price. When the Fund writes a covered put option on a stock index, it will assume the risk that the price of the index will fall below the exercise price, in which case the Fund may be required to enter into a closing transaction at a loss. An analogous risk would apply if the Fund writes a call option on a stock index and the price of the index rises above the exercise price.

D. FUTURES CONTRACTS. The Fund may invest up to 15% of its net assets in futures contracts. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities, such as the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). Futures can be held until their delivery dates, or can be closed out before then, if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. Successful use of futures contracts will depend on the Adviser's ability to predict the future direction of stock prices or interest rates and incorrect predictions by the Adviser may have an adverse effect on the Fund. In this regard, it should be noted that the skills and techniques necessary to arrive at such predictions are different from those needed to predict price changes in individual stocks.

E. BORROWING AND LEVERAGE. The Fund may borrow up to one third of the value of its total assets, but the Fund will only do so, as a temporary measure for extraordinary or emergency purposes, including to meet redemption requests. If the Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage. The Fund's objective would be to pursue investment opportunities with returns that exceed the cost of the borrowings. Leverage exaggerates changes in the Fund's net asset value and the gains and losses on the Fund's investment. Leverage also creates interest expenses that may exceed the return on investments made with the borrowings.  Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The Fund will not purchase any securities while borrowings representing more than 5% of its assets are outstanding.

F. WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no income accrues to the Fund until settlement takes place. The Fund maintains with the custodian a segregated account containing high grade liquid securities in an amount at least equal to these commitments. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction. The seller's failure to complete the transaction may cause the Fund to miss a price or yield considered to be advantageous. The Fund may engage in these types of purchases in order to buy securities that fit within its investment objective at attractive prices, not to increase its investment leverage.

G. REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or by agencies of the U.S. government ("U.S. Government obligations"). A repurchase agreement is a short term investment in which the purchaser (I.E., the Fund) acquires ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

H. SHORT SALES. The Fund may sell a security short in anticipation of a decline in the market value of the security. When the Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates. Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size.

           In connection with its short sales, the Fund will be required to maintain a segregated account with the custodian of cash or high grade liquid assets equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales). The Fund will limit its short sales so that no more than 35% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account. However, the segregated account and deposits will not necessarily limit the Fund's potential loss on a short sale, which is unlimited.

INVESTMENT LIMITATIONS

FUNDAMENTAL. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), I.E., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

1. BORROWING MONEY. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2. SENIOR SECURITIES. The Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission (the "SEC") or its staff.

3. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. REAL ESTATE. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. COMMODITIES. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. LOANS. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. CONCENTRATION. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8. DIVERSIFICATION. With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than: cash; cash items, including receivables; securities issued or guaranteed by the U.S. government or it agencies or instrumentalities and repurchase agreements collateralized by such securities; and securities of other investment companies) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of the issuer.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

NON-FUNDAMENTAL. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Limitations - Fundamental" above).

1. PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. BORROWING. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

3. MARGIN PURCHASES. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4. ILLIQUID INVESTMENTS. The Fund will not invest in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

5. LOANS OF PORTFOLIO SECURITIES. The Fund will not make loans of portfolio securities (the Fund has no current intention to loan portfolio securities).

INVESTMENT ADVISORY ARRANGEMENTS

INVESTMENT ADVISER. The investment adviser to the Fund is Alpha Analytics Investment Group LLC, (the "Adviser"). Robert E. Gipson, is a Trustee and the President of the Trust. He is also the President and managing member of the Adviser and, as such, controls the Adviser. As a result, he is an affiliate of the Trust and the Adviser.

Under the terms of the Fund's management agreement (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, interest, fees and expenses of the non-interested person Trustees, Rule 12b-1 expenses (if any) and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of the average daily net assets of the Fund. The Adviser may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Adviser to waive any fees in the future. Through November 30, 2003, the Adviser has contractually agreed to waive 0.20% of average net assets from its fees, so that the management fee of the Fund will be 1.30% of average daily net assets, and the Adviser has contractually agreed to pay the fees and expenses of the non-interested person Trustees. For the fiscal years ended July 31, 2002, 2001 and 2000, the Value Fund paid advisory fees of $92,070, $78,123 and $52,544, respectively.

The Adviser retains the right to use the name "Alpha Analytics" or any variation thereof in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "Alpha Analytics" in connection with the Fund automatically ceases ninety days after termination of the respective Agreement and may be withdrawn by the Adviser on ninety days written notice.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

SUB-ADVISER. Cambiar Investors, LLC, (the "Sub-Adviser") is the sub-adviser to the Value Fund. Under the terms of the sub-advisory agreement, the Sub-Adviser receives a fee from the Adviser computed and accrued daily and paid monthly at an annual rate of 0.50% of the average daily net assets of the Fund.

Subject always to the control of the Board of Trustees, the Sub-Adviser, at its expense, furnishes continuously an investment program for the Value Fund. The Sub-Adviser must use its best judgment to make investment decisions on behalf of the Value Fund, place all orders for the purchase and sale of portfolio securities and execute all agreements related thereto. The Sub-Adviser makes its officers and employees available to the Adviser from time to time at reasonable times to review investment policies of the Value Fund and to consult with the Adviser regarding the investment affairs of the Fund. The Sub-Adviser maintains books and records with respect to the securities transactions of the Value Fund and renders to the Adviser such periodic and special reports as the Adviser or the Trustees may request. The Sub-Adviser pays all expenses incurred by it in connection with its activities under the sub-advisory agreement other than the cost (including taxes and brokerage commissions, if any) of securities and investments purchased for the Value Fund.

RENEWAL OF AGREEMENTS.  The Board of Trustees renewed the Agreement and the sub-advisory agreement (“Agreements”) at a meeting held on September 23, 2002.  The Trustees reviewed the balance sheet of the Adviser as of December 31, 2001 and the profit and loss statement of the Adviser for the period January 1, 2001 through December 31, 2001.  They also reviewed an analysis of the Fund’s expense ratio compared to other large-cap blend funds with assets of between $1 to $25 million.  The Board reviewed the Sub-Adviser’s audit and financial statements for the year ended December 31, 2001, including a balance sheet, statement of income and statement of cash-flows.  They reviewed reports comparing performance of the Fund to the performance of the Russell 1000 Value Index and S&P 500 Index.  A representative of the Sub-Adviser participated in the discussions by telephone.  The representative discussed the market conditions and other factors that influence the performance of the Fund.  He reviewed the Fund’s overall performance and the Morningstar rankings of the Fund.  The Trustees reviewed and discussed the soft-dollar arrangements utilized by the Sub-Adviser.  Fund counsel reviewed a memorandum regarding the renewal of advisory contracts and reminded the Trustees of their fiduciary duties in renewing such contracts.  The Board then met separately with counsel.  When the remaining participants rejoined the meeting, the Trustees discussed the nature and quality of the services provided by the Adviser and Sub-Adviser and, based upon the information provided, it was the Board’s consensus that the fees paid to the Adviser and the Sub-Adviser pursuant to the Agreements were reasonable.  The Trustees determined that the overall arrangements provided under the terms of the Agreements were reasonable business arrangements and that the renewal of the Agreements was in the best interest of the Funds’ shareholders.

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below.  The Board has formed an Audit Committee composed entirely of the non-interested person Trustees. The purposes of the Audit Committee are: (a) to oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (b) to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; and (c) to act as a liaison between the Trust's independent auditors and the full Board of Trustees. The members of the Audit Committee receive no additional compensation for these services. For the fiscal year ended July 31, 2002, the Audit Committee held [one] meeting.

The Trustees and executive officers of Alpha Analytics Investment Trust are listed below, together with their principal occupations during the past five years. The term of office for each of the positions listed is for the duration of the Trust or until removal, resignation or retirement.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Felice R. Cutler 1901 Avenue of the Stars Suite 1100 Los Angeles, CA 90067 Age: 65	Trustee since 1998; Member of Audit Committee

Retired Partner at the Law Offices of Cutler & Cutler from 1966 to 1998; Director of Aegis Consumer Funding Group, Inc., a consumer finance company, from 1996 to 1998; Trustee of Astra Institutional Securities Trust and Astra Institutional Trust from 1995 to 1997; Director and Trustee of Pilgrim Group Family of Funds from 1986 to 1995.

Donald J. Alschuler 1901 Avenue of the Stars Suite 1100 Los Angeles, CA 90067 Age: 67	Trustee since 1998; Member of Audit Committee

Partner of Donlyn Company, a private investment company, from 1962 to present; Vice President of Lyndon Distribution Services, Inc., a warehousing and distribution company, from 1988 to 1998; Chairman of Wisdom, Inc., a business advisory services company, from 1991 to present.

Michelle M. Schoeffel 1901 Avenue of the Stars Suite 1100 Los Angeles, CA 90067 Age: 41	Trustee since 1998; Member of Audit Committee

Chief Executive Officer and Chairwoman of Pacific American Securities, a broker/dealer, from January 1998 to present;  Vice President of Mellon Private Asset Management from November 1993 to April 1997.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Robert E. Gipson[1] 1901 Avenue of the Stars Suite 1100 Los Angeles, CA 90067 Age: 56	President and Trustee, since 1998

Vice President of Sundance Group, Inc., a holding company, from 1993 to 2002; Chairman of National Mercantile Bancorp from June 1997 to present; Director of National Mercantile Bancorp from October 1996 to present; Of Counsel at Gipson, Hoffman & Pancione from July 1997 to present; Officer at Gipson, Hoffman & Pancione from December 1983 to July 1997; Owner/Officer of Corporate Management Group, Inc., a business and financial consulting company, from August 1988 to present; President of Sundance Catalog Co., an enterprise selling merchandise through catalogs, a retail store, an outlet store and an Internet website, from May 2000 to May 2001.

Jack P. McNally[2] 1901 Avenue of the Stars Suite 1100 Los Angeles, CA 90067 Age: 47	Secretary, Treasurer and Trustee, since 1998	Vice President of Corporate Management Group, Inc. from 1989 to present.
John M. Gipson 1901 Avenue of the Stars Suite 1100 Los Angeles, CA 90067 Age: 47	Vice-President, since 1998	Senior Scientist, NVI Inc., from 1993 to January 1999. Vice-President of Alpha Analytics Investment Group, LLC, February 1999 to present.

1 Mr. Gipson is an “interested person” of the Trust because he is an officer of the Trust and of the Adviser.

2 Mr. McNally is an “interested person” of the Trust because he is an officer of the Trust.

The following table provides information regarding shares of the Fund owned by each Trustee as of December 31, 2001.

Trustee	Dollar Range of Fund Shares
Felice R. Cutler	$1 - $10,000
Donald J. Alschuler	$10,001 - $50,000
Michelle M. Schoeffel	$1 - $10,000
Robert E. Gipson	Over $100,000
Jack P. McNally	$50,001 to $100,000

Trustee fees are Trust expenses and each series of the Trust pays a portion of the Trustee fees. The following table sets forth the Trustees' compensation for the fiscal year ended July 31, 2002.

TOTAL COMPENSATION FROM TRUST

NAME

(THE TRUST IS NOT IN A FUND COMPLEX)

Robert E. Gipson

$0

Jack P. McNally

$0

Donald J. Alschuler

$8,000

Michelle M. Schoeffel

$8,000

Felice R. Cutler

$8,000

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effect securities transactions may also be used by the Adviser (or the Sub-Adviser) in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser (or the Sub-Adviser) in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser (or the Sub-Adviser), it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser (and the Sub-Adviser) that the review and study of the research and other information will not reduce the overall cost to the Adviser (or the Sub-Adviser) of performing its duties to the Fund under the Agreement. Due to research services provided by brokers, the Value Fund directed to brokers $442,407 of brokerage transactions (on which commissions were $1,068) during the fiscal year ended July 31, 2002. All trades were done on a best execution basis.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker.  Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

To the extent that the Trust and another of the Adviser's clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection. For the fiscal years ended July 31, 2002, 2001 and 2000, the Value Fund paid brokerage commissions of $28,375, $17,315, and $12,203 respectively.

The Trust, Adviser, Sub-Adviser and Fund's distributor have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940.  The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the SEC.

DETERMINATION OF SHARE PRICE

The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's (or the Sub-Adviser's) opinion the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser (or the Sub-Adviser) determines the last bid price does not accurately reflect the current value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser (or the Sub-Adviser), in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser (or the Sub-Adviser) believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser (or the Sub-Adviser) decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser (or the Sub-Adviser), in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

TAX STATUS

TAXATION OF THE FUND

The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund will not be liable for federal income taxes on its taxable net investment income and capital gain net income that are distributed to shareholders, provided that the Fund distributes at least 90% of its net investment income and net short term capital gain for the taxable year and satisfies certain other requirements.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.  As of July 31, 2002, the Fund had capital loss carryforwards of approximately $32,223 which will expire in 2010.

The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income for the calendar year; (2) at least 98% of its net capital gains for the twelve-month period ending on October 31 of the calendar year; and (3) any portion (not taxable to a Fund) of the respective balance from the preceding calendar year. The Fund intends to make such distributions as are necessary to avoid imposition of this excise tax.

TAXATION OF THE SHAREHOLDER

Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if a Fund pays the dividends during the following January. To the extent net investment income of the Fund arises from dividends on domestic common or preferred stock, some of the Fund's distributions will qualify for the 70% corporate dividends-received deduction. All shareholders will be notified annually regarding the tax status of distributions received from the Fund.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing the Fund's shares just prior to a distribution may receive a return of investment upon distribution which will nevertheless be taxable to them.

A shareholder of the Fund should be aware that a redemption of shares (including any exchange into another Fund) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder of the Fund receives a distribution taxable as long term capital gain with respect to shares of the Fund and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long term capital loss to the extent of the long term capital gain recognized.

OTHER TAX CONSIDERATIONS

Distributions to shareholders may be subject to additional state, local and non-U.S. taxes, depending on each shareholder's particular tax situation. Shareholders subject to tax in certain states may be exempt from state income tax on distributions made by the Fund to the extent such distributions are derived from interest on direct obligations of the United States government. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in shares of the Fund.

INVESTMENT PERFORMANCE

The Fund may periodically advertise "average annual total return."  "Average annual total return," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n=ERV

Where:

P = a hypothetical $1,000 initial investment

T = average annual total return

n  = number of years

ERV = ending redeemable value at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period. If the Fund has been in existence less than one, five, or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

“Average annual total return after taxes on distributions,” as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)n=ATVD

Where:

P = a hypothetical $1,000 initial investment

T = average annual total return (after taxes on distributions)

n  = number of years

ATVD

ending value at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions but not after taxes on redemption.

The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

“Average annual total return after taxes on distributions and redemption,” as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)n=ATVDR

Where:

P = a hypothetical $1,000 initial investment

T = average annual total return (after taxes on distributions and redemption)

n  = number of years

ATVDR

ending value at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions and redemption.

The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

The following tables provide information regarding the performance of the Fund for the periods ended July 31, 2002.

	One Year	Since Inception[1]
Average Annual Total Return	-19.46%	9.11%
Average Annual Total Return After Taxes on Distributions	-19.54%	6.80%
Average Annual Total Return After Taxes on Distributions and Sale of Fund Shares	-11.90%	6.47%

1 January 1, 1999

In addition to providing average annual total return, the Fund may also provide non-standardized quotations of total return for differing periods and may provide the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period.

The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. The Fund may use the S&P 500 or the Dow Jones Industrial Average.

In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

CUSTODIAN

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

TRANSFER AGENT

Effective August 1, 2002, Mutual Shareholder Services, LLC ("MSS"), 8869 Brecksville Road, Suite C, Brecksville, Ohio  44141, acts as the Fund's transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other Fund accounting and shareholder service functions. For its services as fund accountant, MSS receives an annual fee from the Adviser based upon the average value of the Fund, with a maximum annual fee of $59,250.  At the Fund’s current asset value, the annual fee is $16,800.

ACCOUNTANTS

The firm of McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Trust for the fiscal year ending July 31, 2003. McCurdy & Associates performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

Quasar Distributors, LLC (the "Distributor"), 615 East Michigan Street, Milwaukee, Wisconsin, 53202, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares.  Shares of the Fund are offered to the public on a continuous basis. The Distributor is an affiliated company of U.S. Bank, N.A.

FINANCIAL STATEMENTS

The financial statements and independent auditors' report required to be included in the Statement of Additional Information are hereby incorporated by reference to the Fund's annual report to the shareholders for the period ended July 31, 2002. The Trust will provide the annual report without charge by calling the Fund at 877-ALPHA40 (877-257-4240).

407515.2